Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Agreement”) dated as of April 30, 2014 (the “Effective Date”) is among JP Energy Partners LP, a Delaware limited partnership (the “Borrower”), JP Energy Refined Products, LLC, a Delaware limited liability company, JP Energy ATT, LLC, a Delaware limited liability company, JP Energy Caddo, LLC, a Delaware limited liability company, Pinnacle Propane, LLC, a Texas limited liability company, Pinnacle Propane Express, LLC, a Delaware limited liability company, Alliant Gas, LLC, a Texas limited liability company, JP Energy Crude Oil Services, LLC, a Delaware limited liability company. JP Falco, LLC, a Delaware limited liability company, JP Energy Storage, LLC, a Oklahoma limited liability company, JP Energy Permian, LLC, a Delaware limited liability company, JP Energy Products Supply, LLC, a Delaware limited liability company, and JP Liquids, LLC, a Delaware limited liability company, (each a “Guarantor”), the undersigned Lenders (as defined below) and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

INTRODUCTION

A.                                    The Borrower, the financial institutions party thereto as Lenders (the “Lenders”), and the Administrative Agent have entered into the Credit Agreement dated as of February 12, 2014 (as amended, restated, or modified from time to time, the “Credit Agreement”).

B.                                    The Borrower has requested that the Administrative Agent, the Lenders, the L/C Issuer and the Swing Line Lender agree to make an adjustment to the definition of Consolidated Funded Indebtedness for purposes of calculating the Consolidated Total Leverage Ratio for the period ending December 31, 2013, as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and each of the undersigned Lenders hereby agree as follows:

Section 1.                                           Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Each of the parties hereto hereby agrees that upon the satisfaction of the conditions set forth in Section 5 hereof, Section 1.01 of the Credit Agreement is amended by adding the following language to the end of the definition of “Consolidated Funded Indebtedness”:

“Notwithstanding the foregoing, the Credit Parties shall be deemed to have consummated the Closing Date Drop Downs as of the date such assets were initially acquired by JP Development for purposes of calculating the Consolidated Funded Indebtedness component of the Consolidated Total Leverage Ratio for the fiscal quarter ended December 31, 2013. Therefore, solely for the purpose of calculating such ratio for such period, Consolidated Funded

Indebtedness shall be determined by adding, to the extent previously not included in the determination of Consolidated Funded Indebtedness as of such date, the principal amount of the Loans advanced on Closing Date for the payment of the cash portion of the consideration for the Closing Date Drop Downs, which for purposes of this sentence is acknowledged and agreed to be $44,000,000.

Section 3.                                           Reaffirmation of Liens; Reaffirmation of Guaranty.

(a)                                 Each of the Borrower and each Guarantor (i) is party to certain Collateral Documents securing and supporting the Borrower’s obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Collateral Documents and that according to their terms the Collateral Documents will continue in full force and effect to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Collateral Documents are valid and subsisting and create a perfected Lien in the Collateral to the extent, and with the priority, contemplated by the Collateral Documents to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified.

(b)                                 Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment and performance, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement or any of the other Loan Documents.

Section 4.                                           Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)                                 the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of the date of this Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date;

(b)                                 (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and the Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the

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Borrower and each Guarantor, enforceable against the Borrower and each such Guarantor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                  as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 5.                                           Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)                                 Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Required Lenders and the Borrower and delivered to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and the Required Lenders, in sufficient copies for each Lender;

(b)                                 Representations and Warranties.  The representations and warranties in this Agreement and the other Loan Documents being true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of the date of this Agreement except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Sections 6.01 of the Credit Agreement.

(c)                                  No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)                                 Expenses.  The Borrower having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement or any other written agreement.

Section 6.                                           Effect on Loan Documents.  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents, as amended.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Loan Documents.

Section 7.                                           Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 8.                                           Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

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THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

JP ENERGY PARTNERS LP
By: JP Energy GP II LLC, its general partner

By:	/s/ Patrick J. Welch
Name:	Patrick J. Welch
Title:	Chief Financial Officer

GUARANTORS:

JP ENERGY REFINED PRODUCTS, LLC
JP ENERGY ATT, LLC
JP ENERGY CADDO, LLC
PINNACLE PROPANE, LLC
PINNACLE PROPANE EXPRESS, LLC
ALLIANT GAS, LLC
JP ENERGY CRUDE OIL SERVICES, LLC
JP FALCO, LLC
JP ENERGY STORAGE, LLC
JP ENERGY PERMIAN, LLC
JP ENERGY PRODUCTS SUPPLY, LLC
JP LIQUIDS, LLC

By:	/s/ Patrick J. Welch
Name:	Patrick J. Welch
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT — JP ENERGY PARTNERS LP]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT — JP ENERGY PARTNERS LP]

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer, and Swing Line Lender

By:	/s/ Julie Castano
Name:	Julie Castano
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT — JP ENERGY PARTNERS LP]

BANK OF MONTREAL, as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT — JP ENERGY PARTNERS LP]

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT — JP ENERGY PARTNERS LP]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT — JP ENERGY PARTNERS LP]

CADENCE BANK, N.A. , as a Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT — JP ENERGY PARTNERS LP]